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                                                                   Exhibit 10.16

                                LOCK-UP AGREEMENT

                                 March ___, 2001

Schneider Securities, Inc.
Suite 900
1120 Lincoln Street
Denver, Colorado  80203

Ladies and Gentlemen:

         The undersigned understands that Schneider Securities, Inc. (the "Representative") proposes to enter into an Underwriting Agreement with Glacier Corporation (the "Company"), providing for the public offering of shares of Common Stock of the Company (the "Securities") pursuant to a Registration Statement on Form S-1 (the "Registration Statement") filed with the Securities and Exchange Commission.

         In consideration of the agreement by the Representative to offer and sell the Securities pursuant to the public offering, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that he, she or it will not, directly or indirectly, for a period of [12 months] [180 days] following the date of the Prospectus relating to the public offering of the Securities, sell, offer to sell, contract to sell, grant any option for the sale of, grant any security interest in, pledge, hypothecate, or otherwise sell or dispose of any of the Common Stock, or any options or warrants to purchase any Common Stock, or any securities exercisable, convertible into or exchangeable for Common Stock, or any interest in such securities or rights, owned directly by the undersigned or with respect to which the undersigned has the power of disposition, in any such case whether now owned or hereafter acquired at any time prior to the Effective Date of the Registration Statement, other than (i) as a bona fide gift or gifts, provided that the undersigned provides prior written notice of such gift or gifts to the Representative and the donee or donees thereof agree to be bound by the restrictions set forth herein or (ii) with the prior written consent of Schneider Securities, Inc. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any of the Common Stock held by the undersigned except in compliance with the foregoing restrictions. Schneider Securities, Inc. may in its sole discretion without notice, release all or any portion of the securities subject to this Lock-Up Agreement or any similar agreement executed by any other security holder, and if Schneider Securities, Inc. releases any securities of any other security holder, securities of the undersigned shall not be entitled to release from this Lock-Up Agreement.

         In the event that the undersigned owns no Common Stock of the Company at the date hereof or prior to the Effective Date, but is subsequently granted the right to acquire Common Stock of the Company pursuant to options or warrants, and if the undersigned exercises such options or warrants prior to the expiration of the [12 month] [180 day] period commencing on the Effective Date, he, she or it agrees that the Common Stock purchased on such exercise of
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Schneider Securities, Inc.
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options or warrants will be subject to the terms of this Lock-Up Agreement for the remaining portion of such [12 month] [180 day] period which commenced on the Effective Date. In addition, the undersigned agrees that he, she or it will not sell, pledge, hypothecate or otherwise dispose of such Common Stock pursuant to the exemption afforded by Rule 701 under the Securities Act of 1933, as amended, during a [12 month] [180 day] period commencing on the Effective Date without the prior written consent of the Representative.

         The undersigned further agrees that he, she or it shall not enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock owned by the undersigned at the date hereof, or that the undersigned obtains ownership of during the [12 month] [180 day] period commencing on the Effective Date (regardless of whether any of the transactions are to be settled by the delivery of Common Stock, other securities, cash or otherwise), for a period of [12 months] [180 days] from the Effective Date without the prior written consent of Schneider Securities, Inc.

         The undersigned further agrees that he, she or it shall not enter sell, transfer, hypothecate or convey any capital stock or derivative securities of the Company through a "Regulation S" transaction for a minimum period of five years from the Effective Date without the prior written consent of Schneider Securities, Inc.

         The undersigned further agrees that all of the rights, authority and preemptive provisions granted to the Representative pursuant to this Lock-Up Agreement may be transferred by the Representative to any other NASD member firm that participates in the proposed public offering of the Company's securities.

         The undersigned understands that the Company and the Representative will undertake the public offering in reliance upon this Lock-Up Agreement.

                                Very truly yours,

                                   By:
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                                   Print Name:
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